                                                                     Exhibit 99


                                                          FOR IMMEDIATE RELEASE



                         YAHOO! REPORTS FOURTH QUARTER AND
                      1997 FISCAL YEAR END FINANCIAL RESULTS

              FOURTH QUARTER PRO FORMA NET INCOME OF $0.05 PER SHARE


     SANTA CLARA, CALIF. - JAN. 14, 1998 - Yahoo! Inc. (NASDAQ:YHOO) today reported net revenues totaling $25,105,000 for the fourth quarter ended Dec. 31, 1997 compared to net revenues of $8,943,000 for the fourth quarter of 1996, an increase of 181 percent. Pro forma net income was $2,574,000 or $0.05 per share, excluding the previously announced one-time charge of $3,850,000 incurred in connection with the acquisition of Four11 Corporation.
 This compared with a net loss of $666,000 or $0.02 per share for the fourth quarter of 1996. The net loss for the fourth quarter of 1997, including the above-mentioned one-time charge, was $1,276,000 or $0.03 per share.

     Net revenues for fiscal 1997 were $67,411,000 compared to $19,697,000 in fiscal 1996, an increase of 242 percent. Pro forma net income for fiscal 1997 was $2,208,000 or $0.04 per share compared to a net loss of $4,285,000 or $0.11 per share in fiscal 1996. Pro forma fiscal 1997 results exclude the second quarter one-time non-cash charge related to the Visa Marketplace restructuring and the fourth quarter one-time charge relating to the acquisition of Four11 Corporation. Including these one-time charges, fiscal 1997 net loss was $22,887,000 or $0.53 per share.

     Yahoo! also announced that its traffic grew to an average of 65 million page views per day during the month of December 1997, compared to the 50 million page views per day average during September 1997. Yahoo! Japan, which is included in the above page view totals, increased to an average of 5 million page views per day in December 1997, compared to 4 million page views per day average during September 1997. A page view is defined as one electronic page of information displayed in response to a user request.

     "Yahoo! continues to be a leader in user traffic and advertising revenue," said Tim Koogle, president and CEO of Yahoo!. "During 1997 we aggressively expanded on our core navigational guide platform and emerged as the leader in a wide array of content and services. Our aggressive expansion of Yahoo!'s global branded network of properties helped us drive both our traffic and our revenues to record levels. During the year, we invested substantially in the business, growing our worldwide presence. At the same time, we managed our business carefully and demonstrated the strength of our core business model by generating a positive cash flow from operations this year.

     "Yahoo!'s significant growth in popularity and acceptance during this past year would not have been possible without the tremendous support we continue to receive from our users, advertisers and partners," added Koogle. "We are committed to maintaining Yahoo!'s leadership position by satisfying the needs of our users and advertisers through the aggressive introduction of relevant and innovative programming and services."


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                                   - MORE -
YAHOO! REPORTS FOURTH QUARTER AND 1997 FISCAL YEAR END FINANCIAL RESULTS/PAGE 2

     During the fourth quarter, Yahoo! expanded its Internet communication and community services while extending its distribution. The company recently entered into a partnership with MCI to provide users an integrated co-marketed online service. Known as Yahoo! Online POWERED BY MCI Internet, the new service will provide a comprehensive, easy-to-use alternative for people wanting access to the Internet. Yahoo! Online leverages Yahoo!'s existing business while extending its online and offline distribution to drive traffic to the Yahoo! network of properties. Yahoo! also announced a custom, free personal home page service from GeoCities for Yahoo!-Registered Trademark- members. Additionally, Yahoo! will be the premier navigational guide service and provider of free personalized member services for GeoCities' extensive audience. During the quarter, Yahoo! completed the acquisition of Four11 Corporation and integrated free Web-based email into the Yahoo! family of properties. Yahoo! and TV Guide Online joined forces to create and provide a Web entertainment chat arena offering Yahoo! Chat users the opportunity to have dynamic conversations with celebrities.

     Yahoo! continued to expand its electronic commerce efforts during the fourth quarter to provide its users with convenient and easy access to valuable online shopping merchants and resources. The company enhanced Visa Shopping Guide by Yahoo! with a new product and price comparison shopping service in conjunction with Junglee. Yahoo! also introduced an online car-buying merchant program and launched Yahoo! Autos featuring Microsoft-Registered Trademark-CarPoint and Autoweb.com to provide one-button access to information on buying, selling and researching new and used cars. Yahoo! teamed up with The SABRE Group, the leader in electronic travel transactions, to be its exclusive co-branded provider of travel booking services to Yahoo! users through Travelocity on the Yahoo! Travel Web pages. In the area of entertainment, Yahoo! added one-button access to purchase movie videos from Reel.com and VideoServe.com.

     Yahoo! continued extending its programming through regional and national properties during the quarter. In addition to launching Yahoo! Autos, the company launched Yahoo! Travel, a central resource for domestic and international travel needs, including air, car, and hotel accommodations. Yahoo! enhanced its sports programming on Yahoo! Sports to include more comprehensive information, team pages and player bios, profiles, news, stats and events with original content from The Sporting News and SportsTicker-Registered Trademark-. Yahoo! recently announced it has joined with AudioNet to offer Yahoo! users access to audio and video Internet broadcasts for events related to specific categories and shared-interest areas. The broadcasts will initially be launched throughout Yahoo! Sports and Yahoo! Net Events and will be expanded throughout relevant Yahoo! programming. Yahoo! expanded its international territories and launched Yahoo! Scandinavia with localized Internet guides in local languages for Denmark (www.yahoo.dk), Norway (www.yahoo.no) and Sweden (www.yahoo.se).

ABOUT YAHOO!

     Yahoo! Inc. (NASDAQ:YHOO) is a global Internet media company that offers a network of branded Web programming that serves millions of users daily. As the first online navigational guide to the Web, www.yahoo.com is the single largest guide in terms of traffic, advertising, household and business user reach, and is one of the most recognized brands associated with the Internet. Yahoo! Inc. provides targeted Internet resources and communications services for a broad range of audiences, based on demographic, key-subject and geographic interests. Yahoo! is headquartered in Santa Clara, Calif.

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YAHOO! REPORTS FOURTH QUARTER AND 1997 FISCAL YEAR END FINANCIAL RESULTS/PAGE 3


     This announcement contains forward looking statements that involve risks and uncertainties, including those relating to company's ability to grow its user and advertiser base. Actual results may differ materially from the results predicted and reported results should not be considered an indication of future performance. The potential risks and uncertainties include, among others, the company's limited operating history, the increasingly competitive environment for advertising sales and other Yahoo! branded services, the early stage of the Web as an advertising medium, the company's dependence on advertising revenues and third parties for sales, technology, content and distribution. More information about potential factors that could affect the company's business and financial results is included in the company's annual report on Form 10-K for the year ended Dec. 31, 1996, the company's quarterly report on Form 10-Q for the period ended Sept. 30, 1997, and the company's registration statement filed on Form S-3 on Jan. 8, 1998, which is on file with the Securities and Exchange Commission (http://sec.yahoo.com/edgar/latest/yhoo.html).

                                     # # #


       Yahoo! and the Yahoo! logo are registered trademarks of Yahoo! Inc.

         All other names are trademarks and/or registered trademarks of their respective owners.


CONTACTS:
Gary Valenzuela, Senior Vice President and Chief Financial Officer, Yahoo! Inc.
(408) 731-3350, investor_relations@yahoo-inc.com

Diane Hunt, Senior Manager, Corporate Communications, Yahoo! Inc.
(408) 731-3441, diane@yahoo-inc.com

                                   YAHOO! INC.
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                  THREE MONTHS ENDED                  YEAR ENDED
                                                      DECEMBER 31,                   DECEMBER 31,
                                                 ---------------------          ----------------------
                                                      (UNAUDITED)                     (AUDITED)
                                                 ---------------------          ----------------------
                                                  1997          1996              1997           1996
                                                 -------        ------          -------        -------
NET REVENUES                                     $25,105        $8,943          $67,411        $19,697
COST OF REVENUES                                   3,229         1,491            9,372          3,316
                                                 -------        ------          -------        -------
     GROSS PROFIT                                 21,876         7,452           58,039         16,381
                                                 -------        ------          -------        -------

OPERATING EXPENSES:
     SALES AND MARKETING                          15,129         6,314           43,930         15,106
     PRODUCT DEVELOPMENT                           3,525         1,993           11,138          5,150
     GENERAL AND ADMINISTRATIVE                    1,971         1,705            6,472          4,878
     OTHER - NONRECURRING COSTS                    3,850             -           25,095              -
                                                 -------        ------          -------        -------
          TOTAL OPERATING EXPENSES                24,475        10,012           86,635         25,134
                                                 -------        ------          -------        -------

LOSS FROM OPERATIONS                              (2,599)       (2,560)         (28,596)        (8,753)

INVESTMENT INCOME, NET                             1,227         1,520            4,982          3,928
MINORITY INTERESTS IN LOSSES FROM OPERATIONS
     OF CONSOLIDATED SUBSIDIARIES                     96           374              727            540
                                                 -------        ------          -------        -------

NET LOSS                                         ($1,276)        ($666)        ($22,887)       ($4,285)
                                                 -------        ------          -------        -------
                                                 -------        ------          -------        -------


BASIC AND DILUTED LOSS PER SHARE                  ($0.03)       ($0.02)          ($0.53)        ($0.11)
                                                 -------        ------          -------        -------
                                                 -------        ------          -------        -------

WEIGHTED AVERAGE COMMON SHARES USED IN
     LOSS PER SHARE CALCULATION                   44,767        41,168           43,583         39,256
                                                 -------        ------          -------        -------
                                                 -------        ------          -------        -------

------------------------------------------------------------------------------------------------------

PRO FORMA DILUTED INCOME PER SHARE
     (UNAUDITED)(1)                                $0.05                          $0.04
                                                 -------                        -------
                                                 -------                        -------

WEIGHTED AVERAGE COMMON SHARES USED
     IN PRO FORMA DILUTED INCOME PER
     SHARE CALCULATION                            53,255                         50,868
                                                 -------                        -------
                                                 -------                        -------



(1) PRO FORMA DILUTED INCOME PER SHARE EXCLUDES THE EFFECT OF OTHER NONRECURRING COSTS OF $3,850,000 INCURRED IN CONNECTION WITH THE
ACQUISITION OF FOUR11 CORPORATION DURING THE QUARTER ENDED DECEMBER 31, 1997 AND A ONE-TIME NON-CASH CHARGE OF $21,245,000 RELATED TO THE VISA MARKETPLACE RESTRUCTURING INCURRED DURING THE QUARTER ENDED JUNE 30, 1997.

NOTE: THE RESULTS FOR ALL PERIODS PRESENTED HAVE BEEN RESTATED TO REFLECT THE COMBINED RESULTS OF YAHOO! INC. AND FOUR11 CORPORATION TO REFLECT A MERGER OF THE TWO COMPANIES WHICH WAS COMPLETED ON OCTOBER 20, 1997 AND HAS BEEN ACCOUNTED FOR AS A POOLING OF INTERESTS.

                                   YAHOO! INC.

                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                (IN THOUSANDS)
                                   (AUDITED)

                                                     DECEMBER 31,   DECEMBER 31,
                                                        1997           1996
                                                     ------------   ------------
ASSETS
 CASH, CASH EQUIVALENTS
   AND INVESTMENTS                                    $107,012        $103,984
 ACCOUNTS RECEIVABLE, NET                               10,986           5,082
 PREPAID EXPENSES                                        5,893             384
 PROPERTY AND EQUIPMENT, NET                             7,035           2,789
 OTHER ASSETS                                           10,958             729
                                                      --------        --------
   TOTAL ASSETS                                       $141,884        $112,968
                                                      --------        --------
                                                      --------        --------

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
 ACCOUNTS PAYABLE                                     $  5,477        $  1,106
 ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES         13,127           5,800
 DEFERRED REVENUE                                        4,852           1,347
                                                      --------        --------
   TOTAL LIABILITIES                                    23,456           8,253

MINORITY INTERESTS IN CONSOLIDATED SUBSIDIARIES            716             510

SHAREHOLDERS' EQUITY:
 COMMON STOCK                                          145,683         109,289
 ACCUMULATED DEFICIT                                   (27,971)         (5,084)
                                                      --------        --------
   TOTAL SHAREHOLDERS' EQUITY                          117,712         104,205
                                                      --------        --------
                                                      $141,884        $112,968
                                                      --------        --------
                                                      --------        --------


NOTE: THE RESULTS FOR ALL PERIODS PRESENTED HAVE BEEN RESTATED TO REFLECT THE COMBINED RESULTS OF YAHOO! INC. AND FOUR11 CORPORATION TO REFLECT A MERGER OF THE TWO COMPANIES WHICH WAS COMPLETED ON OCTOBER 20, 1997 AND HAS BEEN ACCOUNTED FOR AS A POOLING OF INTERESTS.